UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 5, 2004

COMSTOCK RESOURCES, INC.
 (Exact name of registrant as specified in its charter)

NEVADA	000-16741	94-1667468

(State or other jurisdiction incorporation)	(Commission of File Number)	(I.R.S. Employer Identification Number

5300 Town And Country Boulevard
Suite 500
Frisco, Texas 75034
(Address of principal executive offices)

972-668-8800
(Registrant’s Telephone No.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)        Exhibits.

        The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit 99.1 Press Release dated February 5, 2004 regarding the Registrant’s drilling results for the fiscal year ended December 31, 2003 and its capital expenditure budget for 2004.

Item 12. Results of Operations and Financial Condition.

        On February 5, 2004, Comstock Resources, Inc. (“Comstock”) issued a press release announcing its drilling results for the fiscal year ended December 31, 2003 and its capital expenditure budget for 2004. Comstock’s drilling results for the fiscal year ended December 31, 2003 and capital expenditure budget for 2004 are attached hereto as Exhibit 99.1.

        In accordance with General Instruction B.6 of Form 8-K, the information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2004

COMSTOCK RESOURCES, INC. By:/s/ M. Jay Allison
_________________________
M. JAY ALLISON President and Chief Executive Officer

Exhibit Index

Item Number	Description

Exhibit 99.1	Press Release dated February 5, 2004 regarding the Registrant’s drilling results for the fiscal year ended December 31, 2003 and its capital expenditure budget for 2004.